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                                 EXHIBIT 10.48

June 1, 2000

Mr. Howard Kaminsky
c/o Sport Chalet
920 Foothill Blvd.
La Canada, California  91011

Dear Howard:

This letter will serve as an amendment to your current employment contract dated
October 1, 1999.

The Agreement is hereby amended as follows:

Paragraph A   Executive will serve as Executive Vice President - Finance, Chief
      Financial Officer and Secretary.

Paragraph 3   Compensation:  As compensation for the services to be performed hereunder, Executive shall receive a salary in the amount of One Hundred
      Eighty-Five Thousand Dollars ($185,000) per annum. Payable in bi-weekly equal installments retroactive to the beginning of our fiscal year on
      April 10, 2000.

Exhibit "B" This schedule has been revised to include the amount of 30,000
      N.Q.S.O.'s dated May 26, 2010 at a value of 4 3/4 with a vesting schedule of five years and an expiration date of May 26, 2000 (copy attached).

Please retain this letter in your files with your employment contract.

Congratulations on your new title, additional compensation and stock options.

Sincerely,

/s/ Craig Levra

Craig Levra
President/CEO

cc:  Mr. Nobert Olberz, Chairman of the Board
     Mr. Jack Attwood, Chairman of the Compensation Committee
     Mr. Peter Menard, Sheppard, Mullin, Richter & Hampton LLP
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                                  Exhibit "B"

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
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Terms Of NQSOs
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  Date Issued       Number of Shares        Exercise Price        Vesting Schedule      Expiration Date
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
03/01/1996                      72,000                   2.375                     5          03/01/2006
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02/04/1998                      50,000                   4.750                     5          02/04/2008
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04/15/1999                      20,000                   4.438                     3          04/15/2009
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05/26/2000                      30,000                   4.750                     5          05/26/2010
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Terms of Grants/Awards
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  Date Issued       Number of Shares      Price on Grant Date              Restriction Period
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05/22/1998                      20,000                   5.000                     2
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